Tax situation	12 Months Ended
Dec. 31, 2018
Disclosure Of Income Tax Explanatory [Line Items]
Disclosure of income tax [text block]
19.	Tax situation

(a)	Current tax regime -
The Company and its Peruvian subsidiaries are subject to the Peruvian tax regime. By means of Law N° 1261 enacted on December 10, 2016, the Peruvian government introduced certain amendments to the Income Tax Law, effective January 1, 2017. The most relevant are listed below:

-	A corporate income tax rate of 29.5% is set.
-
A tax of 5% of the income tax is established to the dividends or any other form of distribution of profits. The rate applicable to dividends will be considered taking into account the year in which the results or profits that form part of the distribution has been obtained, according to the following: 4.1% with respect to the results obtained until December 31, 2014; 6.8% with respect to the results obtained during the years 2015 and 2016; and 5% with respect to the results obtained from January 1, 2017.

-	It has been established that the distribution of dividends to be made corresponds to the oldest retained earnings.

The main tax regulations issued during 2018 are the following:
-	Since January 1, 2019, the applicable treatment of royalties and remuneration for services rendered by non-domiciled was modified (Legislative Decree No. 1369).

-	The rules that regulate the obligation of legal persons and / or legal entities to inform the identification of their final beneficiaries (Legislative Decree No. 1372) were established.

In July 2018, Law 30823 was published. Under this Law, the Congress delegated to the Executive Power the power to legislate on various issues, including tax and financial matters. In this sense, the main tax regulations issued are the following:

(i)
The Tax Code was modified in order to provide greater guarantees to taxpayers in the application of the general anti-avoidance rule (Rule XVI of the Preliminary Title of the Tax Code); as well as to provide the Tax Administration with tools for its effective implementation.

(ii)
Rules have been established for the accrual of income and expenses for tax purposes since January 1, 2019. Until 2018, there was no normative definition of this concept, so in many cases, accounting rules were used for its interpretation.

(b)	Years open to tax review -
During the four years following the year of filing the tax return, the tax authorities have the power to review and, as applicable, correct the income tax computed by the Group. The Income Tax and Value Added Tax (VAT) returns for the following years are open to review by the Tax Authorities:

Entity	Years open to review by the Tax Authorities

Compañía de Minas Buenaventura S.A.A.	2015-2018
Compañía Minera Condesa S.A.	2014-2018
Compañía Minera Colquirrumi S.A.	2014-2018
Consorcio Energético de Huancavelica S.A.	2014-2018
Contacto Corredores de Seguros S.A.	2014-2018
El Molle Verde S.A.C.	2014-2018
Empresa de Generación Huanza S.A.	2015-2018
Inversiones Colquijirca S.A.	2014-2018
Minera La Zanja S.R.L.	2014,2016-2018
Sociedad Minera El Brocal S.A.A.	2014-2018
S.M.R.L. Chaupiloma Dos de Cajamarca	2014-2018
Procesadora Industrial Río Seco S. A.	2014-2018
Apu Coropuna S.R.L.	2014-2018
Cerro Hablador S. A. C.	2014-2018
Minera Azola S. R. L.	2014-2018

As of the date of issuance of this report, Compañía de Minas Buenaventura S.A.A. is been audited by the Tax Administration for the income tax of the year 2013 and the VAT for the period January to December 2014, and the subsidiary El Brocal is been audited for the year 2015.

Due to the possible interpretations that the Tax Authorities may give to legislation in effect, it is not possible to determine whether or not any of the tax audits will result in increased liabilities for the Group. For that reason, any tax or surcharge that could arise from future tax audits would be applied to the income of the period in which it is determined. In management's opinion and its legal advisors, any possible additional payment of taxes in the entities mentioned before would not have a material effect on the consolidated financial statements as of December 31, 2018 and 2017.

The open tax process of the Group and its associates are presented in note 29(g).

(c)	Tax-loss carryforwards -
As of December 2018 and 2017, the tax-loss carryforward determined by the Group amounts to approximately S/1,550,156,000 and S/1,346,118,000, respectively (equivalent to US$458,762,000 and US$398,378,000 respectively). As permitted by the Income Tax Law, the Group has chosen a system that permits to offset these losses with an annual cap equivalent to 50 percent of net future taxable income.

The Group has decided to recognize a deferred income tax asset related to the tax-loss carryforward of those companies where is more likely than not that the tax-loss carryforward can be used to compensate future taxable net income.

(d)
Transfer pricing -

For purposes of determining the Income Tax, the transfer prices for transactions with related companies and companies domiciled in territories with little or no taxation must be supported with documentation and information on the valuation methods used and the criteria considered for their determination. Tax Administration can request this information based on analysis of the Group's operations. The Group’s Management and its legal advisers believe that, as a result of the application of these standards, no material contingencies will arise for the Group as of December 2018 and 2017.

Minera Yanacocha SRL and subsidiary [Member]
Disclosure Of Income Tax Explanatory [Line Items]
Disclosure of income tax [text block]
15.	Tax Situation

(a)	Tax stabilization agreements -
The Company has entered into the following tax stability agreements, each with a term of 15 years:

Mine	Effective	Date of the Tax Agreement	Tax Regimes in Force

Cerro Yanacocha	January 1, 2000	September 16, 1998	May 22, 1997
La Quinua	January 1, 2004	August 25, 2003	August 25, 2003

The Cerro Yanacocha tax stabilization agreement expired on January 1, 2015 and La Quinua tax stabilization agreement expired on January 1, 2019.

The agreement for La Quinua guaranteed the Company's use of the tax regime shown in the table above and permitted maintenance of its accounting records in U.S. dollars for tax purposes.
The Company determines taxable income based on its understanding and that of its legal advisors, of applicable tax legislation. Taxable income differs from pre-tax income disclosed within these consolidated financial statements by those items that the applicable tax legislation deems to be non-taxable or non-deductible.

On December 31, 2014, the Peruvian Government enacted modifications to Income Tax regulations, applicable beginning in 2015. Among the modifications, a progressive income tax rate reduction was approved as follows: 28% for fiscal year 2016; 27% for fiscal years 2017 and 2018; and 26% from 2019, onward.

Pursuant to Legislative Decree N° 1261, published on December 10, 2016 and effective as of January 1, 2017, the applicable tax rate on the taxable income will be 29.5%. The income tax for La Quinua is 29% according to the tax stabilization agreement entered into with the Peruvian government.

(b)	Other mining taxes -
(i)	Law N°29788, Mining Royalties
On 28 September 2011, the Peruvian Government enacted new legislation to comprise a new mining tax payable to the Peruvian Government for extracting metallic and non-metallic mineral resources from its mining concessions.

Pursuant to this legislation, the mining royalty is payable quarterly based on sales and operating profit determined in accordance with IFRS. The royalty amount due is 1% of revenue. An additional mining tax due is calculated based on the level of operating profit up to a maximum applicable rate of 12%. This component of the new mining tax only applies to those projects that are not covered by a tax stabilization agreement. During 2018, 2017, and 2016, the amounts included in cost of production related to mining royalties were US$ 1,273,000, US$3,140,000 and US$3,742,000, respectively and during 2018, 2017 and 2016 there were no amounts included in mining tax expense.

(ii)	Law N°29789, Special Mining Tax
The Special Mining Tax ("IEM") applies to mines not covered by a tax stabilization agreement. The IEM is payable on a quarterly basis with rates ranging from 2% to 8.4% of operating profit determined, in accordance with IFRS.

The rate varies depending on the level of operating profit. During 2018, 2017 and 2016 the amounts included in income and mining tax expense were US$592,000, US$1,418,000 and US$3,259,000 respectively.

(iii)	Law N°29790, Special Mining Burden
The Special Mining Burden ("GEM") applies to mines covered by a tax stabilization agreement. The GEM is payable on a quarterly basis with rates ranging from 4% to 13.12% of operating profit, determined in accordance with IFRS. The rate varies depending on the level of operating profit margin. The GEM applied to operations at La Quinua in 2018, 2017 and 2016. This resulted in US$8,230,000, US$3,526,000 and US$6,945,000, respectively, of additional Income and mining tax expense.

(iv)	Law N°29471, Supplementary Fund
The Supplementary Fund for retirement of mining applies to metallurgical and steel workers, affiliated to the National Pension System (“SNP”) and the Private Pension System (“PPS”); and is applicable since May 11, 2012. This Fund is formed by employee and employer contributions which are distributed according to the following detail:

-	Employers will contribute 0.5% of the annual income before taxes.
-	Employees will contribute 0.5% of their monthly gross salary.
-	The employer's contributions are paid before tax; therefore these amounts are deductible expenses for the year.

The new pension fund tax is calculated based on annual income and is payable quarterly. During 2018, 2017 and 2016, the amounts included in Income and mining tax expense amounted to US$39,000, US$29,000, and US$141,000, respectively.

(c)	Peruvian income tax -
The Company's income tax provision consisted of the following:

	2018	2017	2016
	US$(000)	US$(000)	US$(000)

Current peruvian income tax	12,525	3,877	41,105
Royalties and mining taxes	8,888	4,944	10,249
Other taxes	55	211	323
Income tax prior year adjustments	8,900	(2,006)	(2,092)
Income tax prior years refunds	-	-	(6,458)
Current income tax expense	30,368	7,026	43,127
Deferred income tax expenses (benefit)	(1,071)	-	-

Income tax expense	29,297	7,026	43,127

(d)	Deferred income tax asset -
Components of deferred income tax assets (liabilities) are as follows:

	2018	2017
	US$(000)	US$(000)

Deferred income tax assets, net
Property, plant and mine development	514,828	571,210
Reclamation	301,492	233,843
Accounts payable and accrued expenses	92,610	78,241
Inventories	62,363	61,435
Other	1,102	3,073
	972,395	947,802
Allowance of deferred income tax asset	(971,324)	(947,802)

Net deferred income tax asset	1,071	-

In December 2018, the Company recorded an additional valuation allowance on its deferred income tax asset of US$24 million (US$51 million during 2017 and US$386 million during 2016) to the extent that it is not probable that taxable profit will be available against which the deductible temporary differences can be utilized. The portion of the deferred income tax asset not affected by the allowance corresponds to additional tax credits that can be used to reduce income tax paid of open periods to review by the tax authority.

(e)	Reconciliation of income tax expense (benefit) –
Below is a reconciliation of tax expense and the accounts profit multiplied by the statutory tax rate for the years 2018, 2017 and 2016:

	2018	2017	2016
	US$(000)	US$(000)	US$(000)

Loss before income tax	(52,220)	(168,428)	(1,000,625)
Peruvian statutory tax rate	29.5%	29.5%	28%
Income tax income	(15,405)	(49,686)	(280,175)
Valuation allowance on deferred tax asset	23,771	50,960	386,763
Effect of change in income tax rate		-	(66,667)
Mining taxes	6,260	3,530	7,392
Non-deductible expenses	6,962	4,204	3,296
Adjustment due to income tax rate applicable to La Quinua	(176)	(124)	(1,024)
Income tax prior years refunds / payments	7,885	(1,858)	(6,458)

Total income tax expense	29,297	7,026	43,127

(f)	The main tax regulations issued during 2018 are as follows –
(i)
Modified, starting in January 1, 2019, the treatment applicable to the royalties and fees for services provided by non-domiciled recipients, eliminating the obligation to pay an amount equivalent to the withholding when the costs or expenses are booked, and must now withhold the corresponding income tax at the time of their payment or retribution accreditation (Legislative Decree N° 1369).

(ii)
Established rules governing the obligation of legal persons and (or) legal entities to report the identification of their final beneficiaries (Legislative Decree N° 1372). These rules are applicable to legal persons domiciled in the country, pursuant to article 7 of the Income Tax Law, and to legal entities in the country. The obligation is applicable for non-domiciled legal entities and legal entities constituted abroad while: a) have a branch, agency or another permanent establishment in the country; b) the person (natural or legal entity) who manage the autonomous patrimony or foreign investment funds, or the natural or legal person who has the quality of guard or administrator, is domiciled in the country; and, c) any part of a consortium is domiciled in the country. This obligation will be fulfilled by submitting to the tax authority of sworn statement information, which should contain the final beneficiary information and be submitted, in compliance with the regulations and in the deadlines established through a resolution of the Tax Authority.

(iii)	Changed the tax code in the implementation of the General Anti-Avoidance Rule – GAAR (Rule XVI of the preliminary title of the Tax Code (Legislative Decree N° 1422).
The GAAR is intended to prevent taxpayers from entering into transactions that would allow them to minimize their tax liabilities. The Tax authority will be entitled to apply the GAAR in ordinary tax audits since July 19, 2012; however, the tax authority will have to obtain the approval from a committee before applying the GAAR.

Other rules regarding the GAAR are:
(a)	Jointly Liability of Legal Representatives – the legal representatives will be jointly liable for the tax debt as a result of the application of the GAAR by the Tax Authority.

Tax Planning approval by the Board of Directors - Up to March 29, 2019 board of Directors should approve (ratify or modify) all the tax planning of their entities since July 19, 2012. The members of the board will be liable for the tax assessment as a result of the application of the GAAR.

Sociedad Minera Cerro Verde S.A.A. [Member]
Disclosure Of Income Tax Explanatory [Line Items]
Disclosure of income tax [text block]
13.	Tax situation

(a)
On February 13, 1998, the Company signed an Agreement of Guarantees and Measures to Promote Investments with the Government of Peru, under the Peruvian General Mining Law (the 1998 Stability Agreement). Upon approval of the 1998 Stability Agreement, the Company was subject to the tax, administrative and exchange regulations in force at May 6, 1996, for a period of 15 years, beginning January 1, 1999, and ending December 31, 2013.

On July 17, 2012, the Company signed a new Agreement of Guarantees and Measures to Promote Investments with the Government of Peru, under the Peruvian General Mining Law. Upon approval of this stability agreement, the Company became subject to the tax, administrative and exchange regulations in force at July 17, 2012, for a period of 15 years, beginning January 1, 2014, and ending December 31, 2028.

(b)
Under its current 15-year tax stability agreement, the Peruvian income tax rate applicable to the Company is 32%. As of December 31, 2018, prepayments of income tax, which the Company expects to be used to offset future income tax provisions or will be refunded by SUNAT, totaled US$43.7 million (see Note 6).

For the year ended December 31
,
2018, the Company recognized current income tax expense of US$263.0 million (including US$34.9 million of mining royalties and US$1.5 million for the SRF partially offset by a credit of US$(28.2) million of special mining tax), and a deferred income tax expense of US$62.2 million, resulting in total income tax expense of US$325.2 million that has been included in the statements of comprehensive income.

For the year ended December 31, 2017, the Company recognized current income tax expense of US$655.1 million (including US$102.6 million of special mining tax, US$110.7 million of mining royalties and US$10.9 million for the SRF), and a deferred income tax credit of US$(169.1) million, resulting in total income tax expense of US$486.0 million that has been included in the statements of comprehensive.

For the year ended December 31, 2016, the Company recognized current income tax expense of US$181.1 million (including US$14.9 million of special mining tax, US$22.9 million of mining royalties and US$2.2 million for the SRF), and a deferred income tax expense of US$82.0 million, resulting in total income tax expense of US$263.1 million that has been included in the statements of comprehensive income.

(c)
SUNAT has the right to examine, and if necessary, amend the Company’s income tax return for the last four years. The Company’s income tax for the years 2012 through 2017 and VAT from December 2013 through December 2018 are open to examination by the tax authorities. To date, SUNAT has concluded its review of the Company’s income tax and VAT exams through the year 2011, and the Company is in the claim and/or appeal process for the years 2003 through 2011.

Due to the many possible interpretations of current legislation, it is not possible to determine whether or not future reviews (including reviews of years pending examination) will result in additional tax liabilities for the Company. If management determines it is more likely than not that additional taxes are payable, these amounts, including any related interest and penalties, will be charged to expense in that period. In management’s and its legal advisors’ opinions, any possible tax settlement is not expected to be material to the financial statements.

(d)	Royalties and special mining taxes –

On June 23, 2004, Law 28528 was approved, which requires the holder of a mineral concession to pay a royalty in return for the exploitation of metallic and non-metallic minerals. The royalty is calculated using rates ranging from 1% to 3% of the value of concentrate or its equivalent according to the international price of the commodity published by the Ministry of Energy and Mines. As described in Note 13(a), prior to January 1, 2014, the Company determined that these royalties were not applicable because it operated under the 1998 Stability Agreement with the Peruvian government. However, beginning January 1, 2014, the Company began paying royalties calculated on operating income with rates between 1% to 12% and a new special mining tax for its entire production base under its current 15-year stability agreement, which became effective January 1, 2014. See Note 13(b) for a summary of amounts recognized by the Company for special mining tax and mining royalties for the years ended December 31, 2018, 2017 and 2016.

SUNAT assessed mining royalties on materials processed by the Company´s concentrator, which commenced operations in late 2006. These assessments cover the period December 2006 to December 2013. The Company contested each of these assessments because it believes that its 1998 stability agreement exempts from royalties all minerals extracted from its mining concession, irrespective of the method used for processing such minerals. No assessments can be issued for years after 2013, as the Company began paying royalties on all of its production in January 2014 under its new 15-year stability agreement.

Since 2014, based on the Tax Tribunal’s decisions for the period December 2006 to December 2008, the Company is paying the disputed assessments under an installment program equivalent to 66 equal monthly payments. As of December 31, 2018, the Company has made payments totaling S/596.8 million (US$187.7 million based on the date of payment exchange rate and US$176.6 million based on the December 31, 2018, exchange rate).

With respect to the judiciary appeal related to disputed royalty assessments for the year 2006-2007, o
n August 9, 2017, the Company filed a cassation appeal before the Supreme Court against the resolution issued by the Seventh Contentious Administrative Court, which was admitted in December 2017. The oral hearing before the Supreme Court took place on November 20, 2018 and their decision is pending.

In September 2018, the Peruvian Tax Tribunal confirmed SUNAT’s resolution that ordered the payment of royalties and denied the Company’s request to waive penalties and interest for the period January 2009 through September 2011. In December 2018, the Company elected not to appeal the Tax Tribunal’s decision to the Peruvian Judiciary and is assessing alternative mechanisms to defend its rights.

In October 2018, SUNAT served the Company demands for payments totaling S/928.9 million (approximately US$274.9 million based on the December 31, 2018, exchange rate, including interest and penalties of US$165.7 million) based on the Tax Tribunal’s decisions for the period January 2009 to September 2011. The Company requested, and was granted two installment payment programs, including a six-month deferral and
66 equal monthly payments for each one, for the period January 2009 through September 2011. Total debt as of December 31, 2018 is S/947.2 million
(approximately US$280.3 million based on the December 31, 2018, exchange rate, including deferral interest. interest and penalties of US$171.1 million).
Payments for these installment programs will start in the second quarter of 2019.

On January 18, 2018, the Company received assessments from SUNAT related to mining royalties for the fourth quarter of 2011. On February 15, 2018, the Company appealed these assessments and SUNAT denied it. On November 21, 2018, the Company appealed SUNAT’s resolution to the Tax Court. As of December 31, 2018, the amount of the assessments from SUNAT, including interest and penalties, for the fourth quarter of 2011 is S/53.7 million (approximately US$15.9 million based on the December 31, 2018, exchange rate, including interest and penalties of US$8.7 million). Also on January 18, 2018, the Company received assessments from SUNAT related to special mining tax from the fourth quarter of 2011 to the fourth quarter of 2012. On February 15, 2018, the Company appealed these assessments and SUNAT denied it. On November 21, 2018, the Company appealed the SUNAT’s resolution to the Tax Court. As of December 31, 2018, the amount of the assessments from SUNAT, including interest and penalties, is S/234.0 million (approximately US$69.3 million based on the December 31, 2018, exchange rate, including interest and penalties of US$33.3 million).

On April 18, 2018, the Company received assessments from SUNAT related to mining royalties for the year 2012. On May 17, 2018, the Company appealed these assessments. On January 23, 2019, the Company received a resolution issued by SUNAT denying the appeal of assessments for year 2012. As of December 31, 2018, the amount of the assessments from SUNAT, including interest and penalties, for the year 2012 is S/240.9 million (approximately US$71.3 million based on the December 31, 2018, exchange rate, including interest and penalties of US$37.4 million).

On October 10, 2018, the Company received assessments from SUNAT related to mining royalties and special mining tax for the year 2013. On November 7, 2018, the Company appealed these assessments. As of December 31, 2018, the amount of these assessments, including interests and penalties, is S/303.8 million (approximately US$89.9 million based on the December 31, 2018, exchange rate including interest and penalties of US$41.4 million).

For the year ended December 31, 2018, the Company recorded charges related to penalties and interests associated with disputed royalty assessments for the period from January 2009 through December 2013 totaling US$408.9 million in the statements of comprehensive income. For the year ended December 31, 2017, the Company recorded net charges totaling US$393 million in the statements of comprehensive income, associated with disputed mining royalties assessments for the period from December 2006 through December 2013.

In December 2017, as a result of the unfavorable Supreme Court decision on the 2008 royalty matter, the Company requested the return of the amounts that would have been paid in excess for the Special Mining Burden (GEM) (October 2012 to December 2013), FONAVI (National Housing Fund) (December 2012 to December 2013) and customs duties (2013). In December 2018, SUNAT refunded the payments in excess for GEM for the periods requested of S/254.7 million (US$76.1 million based on the date of collection and including interest of US$18.6 million).

(e)	Other assessments received from SUNAT

The Company has also received assessments from SUNAT for additional taxes (other than the mining royalty and special mining tax explained in 13(d) above), including penalties and interest. The Company has filed or will file objections to the assessments because it believes it has properly determined and paid its taxes. A summary of these assessments follows:

Year	Taxes	Penalty and interest	Total
	US$(000)	US$(000)	US$(000)

2003 – 2005	12,220	46,710	58,930
2006	10,990	51,938	62,928
2007	12,376	17,845	30,221
2008	20,797	12,968	33,765
2009	56,388	51,219	107,607
2010	62,581	105,225	167,806
2011	49,055	65,068	114,123
2014 –2018	32,148	-	32,148

	256,555	350,973	607,528

As of December 31, 2018, the Company has paid US$385.7 million of which US$183.2 million is included in “other non-financial assets, non-current” (see Note 6) in the statements of financial position for these disputed tax assessments. The Company believes this amount is recoverable.

(f)
As of December 31, 2018 and 2017, the Company has issued letters of credit to secure tax obligations amounting to S/
1,137.4
million (equivalent to US$336.6 million) and S/280.8 million (equivalent to US$86.5 million), respectively, of which S/
1,122.9
million (equivalent to US$332.3 million), S/266.3 million (equivalent to US$82.1 million) are related to mining royalties for the years ended December 31, 2018 and 2017, respectively.

(g)	The Company recognizes the effect of temporary differences between the accounting base for financial reporting purposes and the tax base. The composition of this item is made up as follows:

	December 31, 2018	December 31, 2017	December 31, 2016
	US$(000)	US$(000)	US$(000)
Income tax
Asset
Royalty accrual	109,505	127,475	-
Provision for remediation and mine closure	15,131	12,083	9,180
Price adjustment of copper concentrate and cathode	6,050	-	-
Unpaid vacations	5,937	5,293	4,055
Provision for mining taxes	4,120	8,742	4,003
SUNAT Assessments	4,055	4,077	-
Cost of net asset for the construction of the tailing dam	2,638	2,007	2,321
Development costs	122	183	228
Other provisions	10,450	4,240	5,248
	158,008	164,100	25,035
Liability
Difference in depreciation method	337,642	261,434	283,882
Stripping activity asset	27,464	22,014	23,594
Difference in valuation of inventories	16,605	16,264	25,087
Debt issuance costs	1,894	2,663	-
Price adjustment of copper concentrate and cathode	-	25,840	24,128
	383,605	328,215	356,691
Deferred liabilities, net	225,597	164,115	331,656
Supplementary retirement fund
Deferred liability	2,651	1,890	3,458

Total deferred income tax liability, net	228,248	166,005	335,114

Reconciliation of the income tax rate -

For the years ended December 31, 2018, 2017 and 2016, the income tax expense recorded differs from the result of applying the legal rate to the Company’s profit before income tax, as detailed below:

	2018	2017	2016
	US$(000)	US$(000)	US$(000)

Profit before income tax	444,880	835,924	603,989
Income tax rate	32%	32%	32%
Expected income tax expense	142,362	267,496	193,276
Non - deductible expenses	25,352	25,217	27,788
Royalty case	143,728	(12,029)	-
Special mining tax and mining royalties	(25,165)	(21,704)	(12,084)
Special mining burden (GEM)	(22,334)	-	-
Income tax rate change effect on deferred taxes for change in Peruvian tax law once the current Stability Contract expires (from 32% to 31.18%)	(1,958)	(1,632)	13,850
Income tax true – ups	(10,312)	10,210	1,677
Others	4,896	(4,125)	(1,913)
Current and deferred income tax charges to results	256,569	263,433	222,594
Mining taxes charged to results	65,055	213,280	37,763
Supplementary retirement fund charged to results	3,546	9,330	2,725

	325,170	486,043	263,082

Effective income tax	73.09%	58.14%	43.56%

Income tax -

The income tax expense (benefit) for the years ended December 31, 2018, 2017 and 2016is shown below:

	2018	2017	2016
	US$(000)	US$(000)	US$(000)

Income tax
Current	254,767	430,974	141,153
Deferred	61,483	(167,541)	81,441
	316,250	263,433	222,594
Mining taxes
Current mining royalty and special mining tax	6,661	213,280	37,763

Supplementary retirement fund
Current	1,499	10,897	2,205
Deferred	760	(1,567)	520
	2,259	9,330	2,725

Income tax expense reported in the statements of comprehensive income	325,170	486,043	263,082

(h)	The main tax regulations issued during 2018 are as follows:

(i)
Modified, effective January 1, 2019, the treatment applicable to the royalties and fees for services provided by non-domiciled recipients, eliminating the obligation to pay an amount equivalent to the withholding when the costs or expenses are booked, and must now withhold the corresponding income tax at the time of their payment or retribution accreditation (Legislative Decree N ° 1369).

(ii)
Established rules governing the obligation of legal persons and/or legal entities to report the identification of their final beneficiaries (Legislative Decree N ° 1372). These rules are applicable to legal persons domiciled in the country, pursuant to article 7 of the Income Tax Law, and to legal entities in the country. The obligation is applicable for non-domiciled legal entities and legal entities constituted abroad while: a) have a branch, agency or another permanent establishment in the country; b) the person (natural or legal entity) who manage the autonomous patrimony or foreign investment funds, or the natural or legal person who has quality of guard or administrator, is domiciled in the country; and, c) any part of a consortium is domiciled in the country. This obligation will be fulfilled by submitting sworn statements to the tax authority, which should contain the final beneficiary information and be submitted, in compliance with the regulations and in the deadlines established through a resolution of the Superintendence of Peruvian Tax Administration.

(iii)
Changed the tax code in the implementation of the General Anti-Avoidance Rule (GAAR) (Rule XVI of the preliminary title of the Tax Code); as well as provided the tax authority with tools for its implementation (Legislative Decree N ° 1422).

The GAAR is intended to prevent taxpayers from entering into transactions that would allow them to minimize their tax liabilities. The tax authority will be entitled to apply GAAR in ordinary audits to assess taxes since July 19, 2012. The tax authority, however, will have to obtain approval from a committee before applying GAAR.

Other rules regarding GAAR are:
-	Jointly Liability of Legal Representatives - Bear in mind that legal representatives will be jointly liable for the tax debt as a result of GAAR application by the tax authority.

-
Tax Planning approval by the Board of Directors - Up to March 29, 2019 board of directors should approve (ratify or modify) all the tax planning of their entities since July 19, 2012. Its members will be liable for tax assessments as a result of the application of GAAR.